SURNA®
Let's Grow Together™

Q3 2019 INVESTOR PRESENTATION

November 20, 2019


SURNA
ON
OFF

www.surna.com

Cautionary Statements

Forward Looking Statements

This investor presentation may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect our current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this investor presentation, including the factors set forth in "Risk Factors" set forth in our Form 10-K and Form 10-Q filed with the Securities and Exchange Commission ("SEC"), and subsequent filings with the SEC. Please refer to our SEC filings for a more detailed discussion of the risks and uncertainties associated with our business, including but not limited to the risks and uncertainties associated with our business prospects and the prospects of our existing and prospective customers; the inherent uncertainty of product development; regulatory, legislative and judicial developments, especially those related to changes in, and the enforcement of, cannabis laws; increasing competitive pressures in our industry; and relationships with our customers and suppliers. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. The reference to Surna's website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this investor presentation.

Non-GAAP Financial Measures

To supplement our financial results on U.S. generally accepted accounting principles ("GAAP") basis, we use non-GAAP measures including net bookings and backlog, as well as adjusted net income (loss) which reflects adjustments for certain non-cash expenses such as stock-based compensation, certain debt-related items and depreciation expense. We believe these non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. The presentation of these non-GAAP measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for financial information prepared or presented in accordance with GAAP. We believe these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

For purposes of this presentation, (i) "adjusted net income (loss)" and "adjusted operating income (loss)" mean GAAP net income (loss) and operating income (loss), respectively, after adjustment for non-cash equity compensation expense, debt-related items and depreciation expense, and (ii) "net bookings" means new sales contracts executed during the quarter for which we received an initial deposit, net of any adjustments including cancelations and change orders during the quarter.

Statement about Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by U.S. federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that investments in the cannabis industry should be considered very high risk. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut-downs.

SURNA® Year-to-Date Report: Milestones Achieved

Financial

Q3 2019 Results

Revenue
$5.5 MM

- Company record for quarterly revenue surpassing Q2 '19 record of $4.2 MM
- $1.3 MM increase over Q2 '19, or 31%

Net Income
$222,000

- First-ever back-to-back quarters of positive net income
- $421,000 adjusted operating income — key metric for cash profitability

Gross Profit Margin
28.6%

- Decline from 34.4% in Q2 '19 due to higher proportion of opportunistic, non-proprietary products sales
- YTD '19 gross margin of 30.6% compared to 27.1% YTD '18, a 3.5 percentage point increase

Cash
$2.0 MM

- Generated $1.8 MM in cash flows from operations YTD '19
- Working capital deficit reduced by $857,000 since Q1 '19 quarter-end

New Products

SentryIQ™ Sensors & Controls
$687,000

- Total contract value for 7 projects sold to date
- Turnkey HVAC equipment/controls solution delivered and being commissioned at two facilities

Ducted Air Handling Systems
$2.3 MM

- YTD '19 revenue from sale of custom-designed ducted systems
- New ducted systems and improved ductless fan coil units broaden offering to larger facilities

SURNA®

Operating Results

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2019	2018	2019	2018
Revenue, net	$ 5,524,105	$ 3,324,621	$ 11,505,728	$ 7,387,094
Cost of revenue	3,943,758	2,228,069	7,987,516	5,385,103
Gross profit	1,580,347	1,096,552	3,518,212	2,001,991
Operating expenses:				
Advertising and marketing expenses	123,566	223,474	415,479	658,393
Product development costs	98,145	75,448	326,659	207,537
Selling, general and administrative expenses	1,081,294	1,460,273	3,284,485	5,121,051
Total operating expenses	1,303,005	1,759,195	4,026,623	5,986,981
Operating income (loss)	277,342	(662,643)	(508,411)	(3,984,990)
Other income (expense)	(55,319)	19,081	(30,146)	56,939
Income (loss) before provision for income taxes	222,023	(643,562)	(538,557)	(3,928,051)
Income taxes	-	-	-	-
Net income (loss)	$ 222,023	$ (643,562)	$ (538,557)	$ (3,928,051)
Income (loss) per common share	$ 0.001	$ (0.003)	$ (0.002)	$ (0.018)
Weighted average common shares outstanding, basic	227,918,377	222,782,404	227,475,335	216,836,968
Weighted average common shares outstanding, diluted	237,028,377	222,782,404	227,475,335	216,836,968
Non-GAAP Measures:				
Net income (loss)	$ 222,023	$ (643,562)	$ (538,557)	$ (3,928,051)
Non-cash equity compensation expense	112,953	573,932	660,963	2,054,440
Depreciation expense	30,467	46,300	124,466	112,812
Debt-related (income) expense	-	-	-	(21,403)
Adjusted net income (loss)	$ 365,443	$ (23,331)	$ 246,872	$ (1,782,202)

SURNA® Key Financial Metrics

REVENUE



6.0 million
5.0
4.0
3.0
2.0
1.0
0
$1.6
$2.3
$2.1
$2.0
$3.3
$2.2
$1.8
$4.2
$5.5
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

GROSS MARGIN



40%
30
20
10
0
25.0%
29.3%
18.6%
26.1%
33.0%
20.4%
27.7%
34.4%
28.6%
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

OPERATING INCOME (LOSS)



0.5
$0.0 million
-0.5
-1.0
-1.5
-2.0
-$0.6
-$1.2
-$0.4
-$1.2
-$1.2
-$1.9
-$0.6
-$1.4
-$0.1
-$0.7
-$0.8
-$0.8
-$0.5
-$0.9
$0.4
$0.1
$0.4
$0.3
Adjusted Operating Income (Loss)
Operating Income (Loss)
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

CASH



$2.5 million
2.0
1.5
1.0
0.5
0
$1.3
$2.5
$0.9
$1.6
$1.4
$0.3
$0.5
$1.9
$2.0
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

Bookings, Backlog and Revenue Conversion


$14 million
$12
10
8
6
4
2
0
70%
Revenue
Conversion
60
50
40
30
20
10
0
Revenue conversion % =
quarterly revenue / prior quarter-end backlog
Backlog
Net Bookings
$1.9
$4.3
40%
$2.5
$4.5
54%
$4.6
$7.0
46%
$3.9
$8.9
29%
$3.3
$8.9
37%
$1.8
$8.5
25%
$4.8
$11.5
21%
$5.7
$13.0
36%
$2.6
$10.1
42%
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

SURNA Expanded Market Focus

Q3 2019 YTD Results ($ in millions)
(includes **only** projects under contracts signed Q3 '19 YTD with value > $100,000)

		Commercial-Scale Project Type			
		New Build	Expansion	Retrofit	Total
Multi-Facility Operators (MFOs) • **$1.3** – average project size • **90%** – Q3 '19 YTD conversion rate [1]	No. of Projects	2	3	1	6
	Bookings	$1.1	$5.5	$1.3	$7.9
	Revenue	**$0.4**	**$5.4**	**$1.3**	**$7.1**
Independent/Small Growers (ISGs) • **$0.5** – average project size • **10%** – Q3 '19 YTD conversion rate [1]	No. of Projects	10	3	0	13
	Bookings	$5.9	$1.0	$0.0	$6.9
	Revenue	**$0.6**	**$0.1**	**$0.0**	**$0.7**

Surna historical focus (New Build) | Surna expanded focus (Expansion, Retrofit)

MFOs are businesses that own/operate two or more cannabis cultivation facilities in the U.S. or Canada.
ISGs are all other cannabis cultivations that are not MFOs .

[1] Conversion rate = Actual Q3 '19 YTD revenue / Q3 '19 YTD bookings under contracts signed in first nine months of 2019

Trusted Climate Control Advisor

Expanded Product/Service Offering + Meeting Wider Range of Cultivators' Environmental Control Needs + Over the Facility's Full Lifecycle = Greater and More Consistent and Predictable Revenue

	Design	Construction	Startup	Operation
	up to start of construction	6-12 months	0-2 years post-construction	2-20 years post-commissioning
current offerings	✓ Design options ✓ Budgeting ✓ Project timelines ✓ Engineering – MEP ✓ Engineering – HVAC controls ✓ Rebate incentive consulting	✓ Products – modular chilled water/other HVAC ✓ Supervision of install and construction ✓ Hardware – controls system ✓ Controls integration – HVAC	✓ Commissioning ✓ Operator training ✓ Warranty service ✓ Facility controls systems	✓ Equipment retrofitting ✓ Facility assessment and redesign services (retrofit) ✓ Facility controls systems
2020	• Vendor management • Floorplan layout • Engineering – fertigation/ CO2/lighting	• Enhanced project management • Products – split systems and RTUs	• Facility management • Remote facility monitoring (cloud-based/SaaS)	• Performance/energy audit • Energy efficiency improvements • Remote facility monitoring (cloud-based/SaaS)
not to be offered	✗ Permitting ✗ Licensing ✗ Zoning ✗ Fund raising	✗ General contractor services ✗ Inspection	✗ Maintenance/service contracts	

Corporate Profile

TRADING (as of 9/30/19, except as indicated)

Symbol	SRNA
Trading Venue	OTCQB
Stock Price	$0.082
52-Week Price Range	$0.021 - 0.130
Avg. Daily Volume (3 month)	832,000
Number Record Holders	137
Number Beneficial Holders (as of 3/19/19)	16,927
Penny Stock	Yes

CAPITALIZATION (as of 9/30/19)

Market Capitalization	$18.7 MM
Debt	$0
Common Shares Outstanding	228,216,638
Potentially Dilutive Securities	
Investor Warrants (wt. avg. exercise price $0.24) (wt. avg. remaining term 1.0 yrs)	38,609,000
Employee Stock Options (wt. avg. exercise price $0.10)	12,535,000
Other equity awards	10,510,000
Total – Outstanding and Potentially Dilutive	289,870,638
Authorized Common Shares	350,000,000
Preferred Shares Outstanding (voting rights; $0.00001 stated value)	42,030,331

INDEPENDENT DIRECTORS



Timothy Keating

- 34 years on Wall Street, incl. Bear Stearns, Nomura & Kidder, Peabody
- 17 years as principal owner of Keating Investments; pre-IPO investments
- Served on the U.S. Treasury Dept. Equity Capital Formation Task Force



J. Taylor Simonton

- 2014 Colorado Outstanding Public Co. Director – Denver Biz Journal
- Engaged on 9 Boards since 2003; 8 times as Audit Committee Chair
- PwC LLP – 22 years as Assurance Partner

PROFESSIONAL ADVISORS

Outside Legal Counsel

Golenbock Eiseman Assor Bell & Peskoe LLP
New York, New York

Independent Registered Public Accounting Firm

ACM LLP
Denver, Colorado

Market Comparables

	SURNA	Generation Alpha Inc.	KushCo Holdings	Growlife Inc.	Grow Generation Corp.	Helix TCS Inc.	Akerna Corp.	General Cannabis Corp	American Cannabis Company Inc.
Ticker Symbol	SRNA	GNAL	KSHB	PHOT	GRWG	HLIX	KERN	CANN	AMMJ
Stock Exchange	OTCQB	OTCQB	OTCQX	OTCPink	OTCQX	OTCQB	NasdaqCM	OTCQX	OTCQB
Stock Price (11/14/2019)	$0.10	$0.02	$1.61	$0.002	$3.81	$0.57	$3.80	$0.60	$0.23
x Shares Outstanding (in MM)	228.2	46.3	107.4	3,733.2	36.7	76.5	11.0	39.5	53.0
Market Value of Equity	**$22.6**	**$0.9**	**$172.9**	**$8.6**	**$139.8**	**$43.6**	**$41.8**	**$23.7**	**$12.0**
LTM Revenue	$13.7	$3.1	$149.0	$8.5	$63.4	$13.8	$10.9	$5.7	$2.1
Price/LTM Revenue	**1.6x**	**0.3x**	**1.2x**	**1.0x**	**2.2x**	**3.2x**	**3.8x**	**4.2x**	**5.8x**
LTM EBITDA	($1.2)	($7.8)	($45.9)	($4.3)	$0.8	($7.7)	($12.3)	($11.0)	($0.3)

	Price/LTM Revenue
Maximum	5.8x
Median	2.2x
Mean	2.6x
Minimum	0.3x

Dollar values in milions, except stock price. LTM = last 12 months.
Surna information: As of September 30, 2019, except stock price.
Other company data: Most recent public information available as of November 14, 2019, sources include Yahoo Finance and OTC Markets.

Surna Derived Intrinsic Value	
LTM Revenue - Surna	$13.7
x Price/LTM Revenue (avg. all comps)	**2.6x**
Derived Instrinsic Value (in MM)*	$35.4
Shares Outstanding (in MM)	228.2

*Internal calculation derived from Surna's LTM revenue mutliplied by average Price/LTM Revenue multiple from all comparables. Derived intrinsic value does not represent market value.

Potential for Value Accretion

Financial

Q3 2019 Results

Revenue	Net Income
$5.5MM	**$222,000**

- Company record for quarterly revenue
- $1.3 MM increase over Q2 '19, or 31%

- Back-to-back quarters of positive net income
- $421,000 adjusted operating income — key metric for cash profitability

Valuation

Surna Valuation Metrics

Market Value	Intrinsic Value*
$22.6MM	**$35.6MM**

- Stock price: $0.10 (as of 11/14/19)
- LTM revenue: $13.7 MM
- Price-to-revenue multiple: 1.6x

- LTM revenue: $13.7 MM
- Peer group price-to-revenue multiple: 2.6x

***Internal calculation derived from Surna's LTM revenue multiplied by average Price/LTM Revenue multiple from selected comparables. Derived intrinsic value does not represent market value.**

Value Accretion



$50 million
40
30
20
10
0
Market Capitalization
Increased revenue/
Expanded mulitiple
LTM revenue increases 25%: $17 MM
LTM revenue: $13.7 MM
Current revenue/
Expanded mulitiple
Increased revenue/
Current mulitiple
Current market cap =
Current revenue x Current multiple
1.0x
2.0x
3.0x
Price-to-Revenue Multiple

There is no assurance that Surna will trade at higher price-to-revenue multiples or generate increased revenue. If higher multiples or revenues are not achieved, the investor's potential valuation accretion will be correspondingly reduced.

Strategic Plan


Fertigation
Facility Design
Benches
Facility Cap Ex
Installation
Lighting
Climate Control
Operational Improvement Analytics
Facility Operating Costs
Consumables
Cultivation Management Technology
Controls & Automation
Current Surna offering
Strategic alliance targets

2020	2021
• Identify select companies for strategic alliance • Establish at least one significant alliance relationship	• Attempt to add $10 to $20 MM of annual revenues via acquisitions • Create widely held, actively traded and fully valued Nasdaq-listed company

There is no assurance that we will be able to consummate any strategic alliance or acquisition in furtherance of our growth strategy.

To receive **Surna news via email**, please visit our website at www.surna.com/investor-relations/



CONTACT INFORMATION

Tony McDonald
Chief Executive Officer
(303) 993-5271
tony@surna.com

www.surna.com

Appendix A: Management Team



Tony McDonald
Chief Executive Officer

- VP/Sales, Director Major Accounts, Coolerado Inc., a cleantech HVAC company
- Managing Director/VP Acquisitions private equity, consultant KPMG
- MBA Harvard; BS Engineering, US Military Academy, West Point, NY



Troy Rippe
Director of Product Development

- Sales representative for Trane, a global leader in HVAC/building controls
- 13+ years in HVAC system design, energy modeling, and controls
- BS Mechanical Engineering, Colorado State University, LEED accredited



Kenneth Loshelder
Director of Engineering

- Professional Engineer, McKinstry Co., national designer of high-performance buildings
- 13+ years in mechanical systems design, green building and energy efficiency
- BS Mechanical Engineering, University of Texas (Austin), licensed PE, LEED accredited



Robert Fisher
Manager, R&D

- Engineer at Intertek ETL, Trane Technical Engineering Specialist, Energy Consultant
- 16+ years of IAQ, systems engineering, performance/safety testing, product development
- BS Technology Management, AS Computer Engineering & Integrated Manufacturing



Jon Kozlowski
Global Sales Manager

- National Account Manager, VP/Sales, FarmTek and GrowSpan
- 20+ years in horticulture and controlled environment agriculture
- BA Political Science/History, Central Connecticut State University

Appendix B: Old and New Surna

Launch	Brand Building	New Surna
2006 – 2015	2015 – 2018	2018 – 2019

Launch

- **Formation:** Founded as Hydro Innovations, LLC
- **Product Offering:** Limited HVAC equipment; introduced chilled water systems for indoor cannabis grows
- **Markets:** Targeted hobbyists, small growers, DIYs
- **Initial Commercial Project:** AZ licensed medical grow facility in 2011
- **Going Public:** Reverse merger with Surna in 2014
- **Capital Raised:** $3 MM in debt in 2014 after going public

Brand Building

- **Product Offering:** Limited to chilled water system; opportunities lost
- **Markets:** Exclusively focused on new build projects; caused inconsistent revenue
- **Commercial Project Penetration:** Built nationally recognized brand with 63 projects booked in 2016-18
- **Slow Revenue Growth:** $7.9 MM in 2015 to $9.6 MM in 2018 (6.7% 3-year CAGR)
- **Capital Raised:** $7.9 MM in debt and equity
- **Recapitalization:** Converted all debt to equity; debt-free business

New Surna

- **Facility Lifecycle:** Enhanced value-added engineering/design services and proprietary products; trusted climate control advisor
- **Markets:** Pivot to MFO and retrofit/expansion project focus; Q3 '19 YTD bookings $7.9 MM
- **New Products:** Launched SentryIQ™ sensors/ controls (7 projects to date); ducted air handlers ($2.3 MM in Q3 '19 YTD revenue)
- **Record Revenue Growth:** $5.5 MM revenue in Q3 '19 (66% increase vs. Q3 '18; 31% vs. Q2 '19)
- **Profitability:** $222,000 net income in Q3 '19 (back-to-back profitable quarters)